                                                                   EXHIBIT 10.16

                                 PROMISSORY NOTE

$262,120.10                                                        July 31, 1995

      FOR VALUE RECEIVED, the undersigned, Edward E. Jacobs, Jr., an individual residing at 20 Meriam Street, Lexington, MA 02173 (the "Obligor"), hereby absolutely and unconditionally promises to pay to the order of BIOPURE Corporation, a Delaware corporation ("BIOPURE"), at the office of BIOPURE located at 11 Hurley Street, Cambridge, MA 02141, on or before July 31, 2000, the principal sum of Two Hundred Sixty-two Thousand One Hundred Twenty Dollars and Ten Cents ($262,120.10), with interest thereon, or on such part thereof as shall from time to time remain unpaid, at the Prescribed Rate, compounded annually as of December 31 of each year.

      The Obligor has the absolute right to prepay in whole or in part the principal of this Note and any accrued interest without penalty.

      The "Prescribed Rate" shall be, for each full or partial calendar year during which interest shall accrue hereunder, the rate per annum equal to the rate of interest announced by Fleet Bank of Massachusetts, N.A. as its base rate (the "Base Rate") as in effect on January 1 of such calendar year. Notwithstanding the previous sentence, if Fleet Bank of Massachusetts N.A. shall announce, at any time during any such calendar year, a Base Rate that is more than 2% higher of lower than the Base Rate in effect on January 1 of such year, the Prescribed Rate shall be, for the remainder of such calendar year, the Base Rate as announced from time to time during the remainder of such calendar year.

      The Obligor hereby concurrently pledges, assigns, transfers and delivers to BIOPURE as collateral for payment and performance of all obligations under this Note, the Obligor's interest in Biopure Associates Limited Partnership II, a Massachusetts limited partnership representing indirect ownership of 570,000 shares of the common stock, $.0l par value, of BIOPURE, together with any applicable assignments appropriately executed in blank. Such shares of BIOPURE common stock and all other property of the Obligor which is now or may hereafter be in the possession or control of BIOPURE for any purpose, together with all additions, replacements, substitutions or proceeds thereof (all of the foregoing being hereinafter called the "Collateral"), shall constitute continuing security for any and all of the obligations under this Note. The holder of this Note may at its option, whether or not this Note is due, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to any Collateral.

      Upon the occurrence of any default by the Obligor in the payment or performance of any of his obligations under this Note, or upon the death or termination, whether voluntary or involuntary, with cause or without cause, for any reason, including but not limited to disability or retirement, of the Obligor's employment, directorial or advisory relationship with BIOPURE, thereupon or at any time thereafter, at the option of the holder, all obligations of the Obligor shall become immediately due and payable without notice or demand and the holder of this Note shall then have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts.

      The Obligor will pay on demand all costs of collection and attorneys fees paid or incurred by the holder hereof in enforcing the obligations of the Obligor.

      The Obligor and all endorsers, guarantors and pledgors hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices, in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition of release of any other party or person primarily or secondarily liable.

      THIS NOTE SHALL BE DEEMED TO TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      This Note replaces a promissory note of like tenor dated August 14, 1990, in the original principal amount of $182,000.00.

      IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and the year first above written.

                                        /s/ Edard E. Jacobs, Jr.
                                        ------------------------
                                        Edard E. Jacobs, Jr.